UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2003

________________________________________________

SUN POWER CORPORATION

(Exact name of registrant as specified in charter)

________________________________________________

Nevada (State of other jurisdiction of incorporation or organization)	000-27853 (Commission File Number)	86-0913555 (I.R.S. Employer Identification Number)

414 Viewcrest Road Kelowna, BC, Canada (Address of Principal Executive Office)
V1W 4J8 (Zip Code)

(800) 537 4099

(Registrant's Executive Office Telephone Number)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Ex-99 - Sun Power Corporate Profile

ITEM 9. REGULATION FD DISCLOSURE

In July 2003, the board of directors of Sun Power Corporation ( the "Company") received a feasibility study on the proposed acquisition of the Minera Real de Cosala and its La Verde silver-copper mine located in Sinaloa, Mexico. The Company intends to use this feasibility study in presentations made to brokers, dealers and marketing agencies. Portions of this feasibility study are contained in the Corporate Profile, which has been attached to this filing as Exhibit 99.

The Corporate Profile attached to this Form 8-K as Exhibit 99 contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management's expectations as of the date hereof, including the expectation of obtaining financing to purchase the Minera Real de Cosala and its La Verde silver-copper mine, and if purchased the expectation of economic benefits from the acquisition. The Company does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                SUN POWER CORPORATION

                                                                                                By:/s/ Roland Vetter

                                                                                                    Roland Vetter, President

Date: August 1, 2003